CONCENTRATIONS OF RISK	6 Months Ended
Jun. 30, 2026
Risks and Uncertainties [Abstract]
CONCENTRATIONS OF RISK

NOTE－14 CONCENTRATIONS OF RISK

The Company is exposed to the following concentrations of risk:

(a)	Major customers

For the six months ended June 30, 2026 and 2025, there is no single customer who accounted for 10.0% or more of the Company’s revenues.

(a)	Major vendors

For the six months ended June 30, 2026 and 2025, the vendor who accounted for 10.0% or more of the Company’s purchases and its outstanding payable balances as at year end date, is presented as follows:

	Percentage of purchases	Accounts payable	Percentage of purchases	Accounts payable
	2026		2025
	%	$’000%		$’000

Vendor A	17.2	13,273	19.7	2,965

(b)	Credit risk

Financial instruments that potentially subject the Company to credit risk consist of cash equivalents, restricted cash, accounts and loans receivable. Cash equivalents are maintained with high credit quality institutions, the composition and maturities of which are regularly monitored by management. From April 1, 2024 onwards, the Singapore Deposit Protection Board pays compensation up to a limit of SGD100,000 (approximately $74,360) if the bank with which an individual/a company hold its eligible deposit fails. As of June 30, 2026, cash balance of approximately $0.6 million and restricted cash of approximately $0.3 million were maintained at financial institutions in Singapore and Malaysia, of which approximately $0.8 million was subject to credit risk. While management believes that these financial institutions are of high credit quality, it also continually monitors their credit worthiness.

For accounts receivable, the Company determines, on a continuing basis, the probable losses and sets up an allowance for doubtful accounts based on the estimated realizable value.

The Company has adopted a policy of only dealing with creditworthy counterparties. The Company performs ongoing credit evaluation of its counterparties’ financial condition and generally do not require a collateral. The Company also considers the probability of default upon initial recognition of asset and whether there has been a significant increase in credit risk on an ongoing basis throughout each reporting period.

The Company has determined the default event on a financial asset to be when internal and/or external information indicates that the financial asset is unlikely to be received, which could include default of contractual payments due for more than 90 days, default of interest due for more than 365 days or there is significant difficulty of the counterparty.

To minimize credit risk, the Company has developed and maintained its credit risk grading to categorize exposures according to their degree of risk of default. The credit rating information is supplied by publicly available financial information and the Company’s own trading records to rate its major customers and other debtors. The Company considers available reasonable and supportive forward-looking information which includes the following indicators:

●	Actual or expected significant adverse changes in business, financial or economic conditions that are expected to cause a significant change to the debtor’s ability to meet its obligations
●	Internal credit rating
●	External credit rating and when necessary

Regardless of the analysis above, a significant increase in credit risk is presumed if a debtor is more than 30 days past due in making contractual payment.

As of June 30, 2026 and December 31, 2025, there was a single customer whose account receivable balances is amounted to approximately 16.9% and 17.5% of total consolidated amounts, respectively.

(c)	Interest rate risk

As the Company has no significant interest-bearing assets, the Company’s income and operating cash flows are substantially independent of changes in market interest rates.

The Company’s interest-rate risk arises from bank borrowings. The Company manages interest rate risk by varying the issuance and maturity dates of variable rate debt, limiting the amount of variable rate debt, and continually monitoring the effects of market changes in interest rates. As of June 30, 2026 and December 31, 2025, the bank borrowings were at fixed interest rates.

(d)	Economic and political risk

The Company’s major operations are conducted in Singapore and Malaysia. Accordingly, the political, economic, and legal environments in Singapore and Malaysia, as well as the general state of Singapore and Malaysia’s economy may influence the Company’s business, financial condition, and results of operations.

(e)	Exchange rate risk

The Company cannot guarantee that the current exchange rate will remain steady. Therefore there is a possibility that the Company could post the same amount of profit for two comparable periods and because of the fluctuating exchange rate actually post higher or lower profit depending on exchange rate of SGD and MYR converted to US$ on that date. The exchange rate could fluctuate depending on changes in political and economic environments without notice.

(f)	Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company’s policy is to ensure that it has sufficient cash to meet its liabilities when they become due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company’s reputation. A key risk in managing liquidity is the degree of uncertainty in the cash flow projections. If future cash flows are fairly uncertain, the liquidity risk increases.

There is still significant uncertainty over the future development of the outbreak as to the duration of the pandemic and the global situation remains very fluid at the date of these financial statements approved. Management is closely monitoring the Company’s businesses activities and has taken certain measures to ensure the Company has sufficient working capital to continue providing services to the ultimate holding company and to settle all its obligations.

Potential impact to the Company’s results of operations for 2025 will also depend on economic impact due to the pandemic and if any future resurgence of the virus globally, which are beyond the Company’s control. There is no guarantee that the Company’s revenues will grow or remain at a similar level year over year in 2026.